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                                                               Exhibit 10.1



                              SECOND AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
("Amendment") is made as of January 24, 1995, among Foodmaker, Inc., a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent and Swing Line Bank and Union Bank, as Issuing Bank.


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank entered into the Revolving Credit Agreement, dated as of July 26, 1994 (as amended by the First Amendment to the Revolving Credit Agreement, dated as of December 14, 1994, the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

          2. Section 8.01(m) of the Credit Agreement is deleted in its entirety and Section 8.01(n) is relabeled Section 8.01(m).

          3.   Section 8.02(d) is amended to read in its entirety as follows:

          (d) Enter into any merger or consolidation or acquire assets of any Person, except pursuant to the Fischbein Acquisition/Settlement, or sell, lease, or otherwise dispose of any of its assets, except pursuant to an Excluded Asset Sale, or permit any Subsidiary so to do, except that a Wholly owned Subsidiary may be merged or consolidated with one or more other Wholly owned Subsidiaries or into the Company.

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          3.  The definitions of "Consolidated Capital Expenditures" and
"Consolidated Fixed Charges" are amended to read in their entirety as follows:

          "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of the Company and its Subsidiaries) by the Company and its Subsidiaries during such period that in conformity with GAAP would be classified as capital expenditures; provided, however, expenditures by the Company pursuant to the Fischbein Acquisition/Settlement shall not be included in Consolidated Capital Expenditures for the purposes of this definition.

          "Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of (i) Consolidated Interest Expense for such period,
(ii) principal amounts of all Indebtedness of the Company and its Subsidiaries scheduled to be paid during such period and (iii) Consolidated Capital Expenditures, excluding Consolidated Capital Expenditures made with the proceeds from sale leaseback transactions, made during such period.

          4. Definitions for the terms "Affiliate" and "Fischbein
Acquisition/Settlement" are added to read in their entirety as follows:

          "Affiliate" shall mean, when used with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, the term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether though the ownership of voting equity interests, by contract or otherwise; provided, however, that none of the Agent, the Collateral Agent, the Swing Line Bank nor any Bank shall be deemed an "Affiliate" of the Company or any Subsidiary.

          "Fischbein Acquisition/Settlement" shall mean the purchase, during the first calendar quarter of 1995, of all of the stock of companies which franchise twenty-seven restaurants from Ira Fischbein or Affiliates of Ira Fischbein in connection with the settlement in full of all outstanding litigation with such Persons, provided, total consideration for such purchase and settlement shall not exceed $13.8 million and the cash component of such consideration shall not exceed $10.5 million.
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          5. The Company agrees to pay on demand all reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

          6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. When counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such
Bank), this Amendment shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

          8. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns.

          9. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                     FOODMAKER, INC.


                                     By: CHARLES DUDDLES
                                         ------------------------------
                                         Name:  Charles Duddles
                                         Title: Chief Financial Officer



                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     as Agent for the Banks



                                     By: FREDERICK HADDAD
                                         ------------------------------
                                         Name:  Frederick Haddad
                                         Title: Senior Vice President



                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     as Collateral Agent for the Banks



                                     By: FREDERICK HADDAD
                                         ------------------------------
                                         Name:  Frederick Haddad
                                         Title: Senior Vice President



                                     CREDIT LYONNAIS NEW YORK BRANCH
                                     as a Bank and as the Swing Line
                                     Bank


                                     By: FREDERICK HADDAD
                                         ------------------------------
                                         Name:  Frederick Haddad
                                         Title: Senior Vice President




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                                     UNITED STATES NATIONAL BANK OF
                                       OREGON


                                     By: JANET E. JORDAN
                                         ------------------------------
                                         Name:  Janet E. Jordan
                                         Title: Vice President


                                     UNION BANK as a Bank and as the
                                       Issuing Bank


                                     By: ALI PASHA MOGHADDAM
                                         ------------------------------
                                         Name:  Ali Pasha Moghaddam
                                         Title: Vice President

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